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                                                                      Exhibit 23









INDEPENDENT AUDITORS' CONSENT
-----------------------------

We consent to the incorporation by reference in the following Registration Statements of Merrill Lynch & Co., Inc. (the "Company") of our reports dated February 24, 1997 relating to the Company's 1996 financial statements and related financial statement information which are included in the Company's Current Report on Form 8-K dated March 14, 1997.

Filed on Form S-8:

    Registration Statement No. 33-41942 (1986 Employee Stock Purchase Plan)

    Registration Statement No. 33-17908 (Incentive Equity Purchase Plan)

    Registration Statement No. 33-33336 (Long Term Incentive Compensation Plan)

    Registration Statement No. 33-51831 (Long Term Incentive Compensation Plan)

    Registration Statement No. 33-51829 (401(k) Savings and Investment Plan)

    Registration Statement No. 33-54154 (Non-Employee Directors' Equity Plan)

    Registration Statement No. 33-54572 (401(k) Savings and Investment Plan
      (Puerto Rico))

    Registration Statement No. 33-56427 (Amended and Restated 1994 Deferred
      Compensation Plan for a Select Group of Eligible Employees)

    Registration Statement No. 33-55155 (1995 Deferred Compensation Plan for a Select Group of Eligible Employees)

    Registration Statement No. 33-60989 (1996 Deferred Compensation Plan for a Select Group of Eligible Employees)


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    Registration Statement No. 333-09779 (1997 Deferred Compensation Plan
      for a Select Group of Eligible Employees)

    Registration Statement No. 333-00863 (401(k) Savings & Incentive Plan)

    Registration Statement No. 333-13367 (Restricted Stock Plan For Former
      Employees of Hotchkis and Wiley)

    Registration Statement No. 333-15009 (1997 KECALP Deferred Compensation
      Plan for a Select Group of Eligible Employees)

    Registration Statement No. 333-17099 (Deferred Unit and Stock Unit Plan for
      Non-Employee Directors)

    Registration Statement No. 333-18915 (Long Term Incentive Compensation Plan for Managers & Producers)

Filed on Form S-3:

    Debt Securities

    Registration Statement No. 33-54218

    Registration Statement No. 2-78338

    Registration Statement No. 2-89519

    Registration Statement No. 2-83477

    Registration Statement No. 33-03602

    Registration Statement No. 33-17965

    Registration Statement No. 33-27512

    Registration Statement No. 33-35456

    Registration Statement No. 33-42041

    Registration Statement No. 33-45327

    Registration Statement No. 33-49947


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    Registration Statement No. 33-51489

    Registration Statement No. 33-52647

    Registration Statement No. 33-60413

    Registration Statement No. 33-61559

    Registration Statement No. 33-65135

    Registration Statement No. 333-13649

    Medium Term Notes

    Registration Statement No.  2-96315

    Registration Statement No. 33-03079

    Registration Statement No. 33-05125

    Registration Statement No. 33-09910

    Registration Statement No. 33-16165

    Registration Statement No. 33-19820

    Registration Statement No. 33-23605

    Registration Statement No. 33-27549

    Registration Statement No. 33-38879

    Other Securities

    Registration Statement No. 33-19975 (Remarketed Preferred Stock, Series C)

    Registration Statement No. 33-33335 (Common Stock)

    Registration Statement No. 33-45777 (Common Stock)

    Registration Statement No. 33-55363 (Preferred Stock)

    Registration Statement No. 333-02275 (Long Term Incentive Compensation
      Plan)

    Registration Statement No. 333-16603 (TOPrS)



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    Registration Statement No. 333-20137 (TOPrS)


/s/ Deloitte & Touche LLP

New York, New York
March 14, 1997